THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT
THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  May 12, 1998

                             NETRATINGS, INC.
                          a Delaware corporation


                     SERIES B PREFERRED STOCK WARRANT


     THIS CERTIFIES THAT, for value received, (hereinafter, "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from NetRatings, Inc., a Delaware corporation (the "Company"), that number of shares of the Company's Series B Preferred Stock, without par value (the "Shares"), determined pursuant to the terms of the Loan Agreement and Promissory note to which this Warrant is attached, at a purchase price (the "Exercise Price") equal to the per share price established in the Company's Series B Financing, and otherwise upon and subject to the terms and conditions hereinafter set forth. This Warrant may be exercised in whole or in part from time to time and must be exercised, if at all, at any time following completion of the Series B Financing and on or before the Expiration Date (as defined in Section 6(b)). Any defined terms not otherwise defined herein shall have the terms defined for them in the Loan Agreement and Promissory Note to which this Warrant is attached.

     This Warrant is issued in accordance with and subject to all terms and conditions of the Loan Agreement and Promissory Note, dated , 1998 (the "Note"), issued by the Company to Holder for an aggregate principal amount of pursuant to which Holder has the right to obtain this Warrant.

                      TERMS AND CONDITIONS OF WARRANT

     1.   EXERCISE OF WARRANT.

          (a) This Warrant may be exercised by Holder as to the whole or any lesser number of the Shares covered hereby, at any time and from time to time prior to the Expiration Date, upon surrender of this Warrant to the Company at its principal executive office together with the Notice of Exercise attached hereto as EXHIBIT A, duly completed and executed by Holder, and the payment in cash to the Company of the aggregate Exercise Price for the Shares to be purchased. Certificates for the Shares so purchased shall be delivered to Holder within a reasonable time not to exceed 21 days after exercise of the stock purchase rights represented by this Warrant. The exercise of this Warrant shall be deemed to have been effected on the day on which Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 1. Upon such exercise, Holder will be deemed a stockholder of record of those Shares for which the warrant has been exercised with all rights of a stockholder (including, without limitation, all voting rights with respect to such Shares and all rights to receive any dividends with respect to such Shares). If this Warrant is to be exercised in respect of less than all of the Shares covered hereby, Holder shall be entitled to receive a new warrant covering the number of Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

          (b) NET ISSUE EXERCISE. In lieu of exercising this Warrant via cash payment, Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of election to exercise by means of a net issuance exercise, in which event the Company shall issue to Holder a number of shares of Series B Preferred Stock of the Company computed using the following formula:

          X = Y(A-B)
              ------
                 A

Where  X  =    the number of shares of Series B Preferred Stock to be issued to Holder.

       Y  =    the number of shares of Series B Preferred Stock purchasable under this Warrant.

       A  =    the Fair Market Value (as defined below) of one share of
               Series B Preferred Stock on the date of exercise.

       B  =    the Exercise Price (as adjusted to the date of such
               calculation).

               If the above calculation results in a negative number, then no shares of Series B Preferred Stock shall be issued or issuable upon conversion of this Warrant.

          (c) FAIR MARKET VALUE. For purposes of this Section 1, the fair market value of the Series B Preferred Stock shall mean:

                (i) If the Company's Common Stock is traded Over-The-Counter or on an exchange, the product of (x) the average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL for the ten (10) trading days prior to the date of determination of fair market value, PROVIDED, HOWEVER, in the event this Warrant is deemed to be exercised in connection with an IPO, (as such term is defined in Section 6 hereto), the Fair Market Value of the Common Stock of the Company for purposes of this Section 1 shall be the per share price of Common Stock sold in such offering and (y) the number of shares of Common Stock into which each share of the Series B Preferred Stock is convertible at the time of such exercise.

                (ii) If the Company's Common Stock is not traded Over-The-Counter or on an exchange, the product of (x) the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible at the time such exercise and (y) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares sold by the Company from authorized but unissued shares of Common Stock as determined in good faith by its Board of Directors.

          (d) STOCK CERTIFICATES. In the event of any exercise of the rights represented by this Warrant, certificates for the Series B Preferred Stock so purchased shall be delivered to Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to Holder within such time.

     2. COVENANTS TO THE COMPANY. The Company covenants and agrees that all equity securities which may be issued upon the exercise of the rights represented by this Warrant, upon issuance and payment therefor in accordance herewith, will be duly authorized, validly issued, fully paid and nonassessable shares of capital stock of the Company. The Company further covenants and agrees that, during the period within which the stock purchase rights represented by this Warrant may be exercised, the Company will at all times have duly authorized and duly reserved for issuance upon the exercise of the purchase rights evidenced by this Warrant a number of shares of its Series B Preferred Stock sufficient for such issuance.

     3.   TRANSFER, EXCHANGE, OR LOSS OF WARRANT.

          (a) This Warrant may not be assigned or transferred except as provided in this Section 3 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (collectively, the "Securities Act"). Any purported transfer or assignment made other than in accordance with this
Section 3 shall be null and void and of no force or effect.

          (b) Prior to any transfer of this Warrant, other than in an offering registered under the Securities Act, Holder shall notify the Company of its intention to effect such transfer, indicating the circumstances of the proposed transfer and, upon request, furnish the company with an opinion of its counsel, in form and substance satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Securities Act or qualification under any applicable state securities laws. The Company will promptly notify Holder if the opinion of counsel furnished to the Company is satisfactory to counsel for the Company. Unless the Company notifies Holder within ten (10) days after its receipt of such opinion that such opinion is not satisfactory to counsel for the Company, Holder may proceed to effect the transfer.

          (c) Unless a registration statement under the Securities Act is effective with respect to the Shares or any other security issued upon exercise of this Warrant, the certificate representing such Shares or other securities shall bear the following legend, in addition to any legend imposed by applicable state securities laws:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF

     COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT
     SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF
     A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

          (d) Upon receipt by the Company of satisfactory evidence of loss, theft, destruction or mutilation of this Warrant and of indemnity satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, or destroyed Warrant shall thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

          4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such Holder would otherwise be entitled, such Holder shall be entitled, at its option, to receive either (i) a cash payment equal to the excess of the Fair Market Value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and Holder) or (ii) a whole share if Holder tenders the Exercise Price for one whole share.

          5. NO RIGHTS AS STOCKHOLDERS. This Warrant does not entitle Holder hereof to any voting rights, dividend rights or other rights as a stockholder of the Company prior to the exercise hereof.

          6.  EXPIRATION.

               (a) This Warrant shall become void as to all securities of the Company in respect of which the stock purchase rights hereunder are not fully exercised, and payment has not been made for the securities issuable upon such exercise, on or before the Expiration Date (as defined in subsection (b) hereto); provided that in the case of the earlier dissolution of the Company, this Warrant shall become void on the date fixed for such dissolution.

               (b) For purposes of this Warrant, "Expiration Date" shall mean the first to occur of (i) the fifth anniversary of the completion date of the Series B Financing or (ii) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act (a "Registration Statement") covering the offer and sale of Common Stock for the account of the Company to the public at an aggregate offering price of not less than $15,000,000 (an "IPO").

          7. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

          8. ADJUSTMENTS. The Exercise Price per Share and the number of Shares purchasable hereunder shall be subject to adjustment from time to time as follows:

               (a) MERGER. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the merger or consolidation.

               (b) RECLASSIFICATION, ETC. If the Company shall, at any time, by subdivision, combination, or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, the Exercise Price shall be adjusted such that this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

               (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(c) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon making of such dividend.

          9.   NOTICES.

               (a) NOTICES FOR ADJUSTMENTS. Whenever the Exercise Price or number of Shares issuable upon exercise hereof shall be adjusted pursuant to
Section 8 hereof, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be mailed to Holder of this Warrant.

               (b) IPO NOTICE. The Company shall give Holder written notice of an IPO at least twenty (20) and no more than ninety (90) days prior to the effectiveness of a Registration Statement and shall deliver a copy of the preliminary prospectus with respect to any such public offering to Holder promptly after it becomes available.

          10.  MISCELLANEOUS.

               (a) SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon any successors or assigns of the Company.

               (b) GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California without giving effect to the conflicts of law principles thereof.

               (c) ATTORNEYS' FEES. In any litigation, arbitration, or court proceeding between the Company and Holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

               (d) AMENDMENTS. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and Holders.

               (e) NOTICE. Any notice, request, or other communication required or permitted hereunder shall be in writing and shall be deemed to have been daily given if personally delivered, sent by facsimile, or mailed by registered or certified mail, postage prepaid or by recognized overnight courier or personal delivery at the respective addresses or facsimile number of the parties as set forth below. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

               If to Holder: At the address set forth by Holder under Holder's signature to this Warrant, unless the Company is otherwise notified in writing.

               If to the Company:    NetRatings, Inc.
                                     830 Hillview Ct., Suite 138
                                     Milpitas, CA 95035
                                     Attn:  Chief Financial Officer
                                     Telephone:  (408) 957-0699
                                     Facsimile:  (408) 957-0487

               (f) REGISTRATION RIGHTS. All Shares issuable upon exercise of this Warrant shall be entitled to registration rights on parity accorded to the investors in the Series B Financing.

     IN WITNESS WHEREOF, the Company and Holder have caused this Series B Preferred Stock Purchase Warrant Agreement to be executed as of the date first above written.




                                     NETRATINGS, INC.



                                     By:
                                        ------------------------------

                                     Print Name:
                                                ----------------------

                                     Title:
                                           ---------------------------



Acknowledged and Agreed:



Holder:
        ---------------------------------------------

By:
    -------------------------------------------------

Print Name:
            -----------------------------------------
             (if different from Holder)


Title:
       ----------------------------------------------
             (if applicable)



Address of Holder:   --------------------------------

                                   EXHIBIT A

                              NOTICE OF EXERCISE

                     NOTICE OF EXERCISE

         SERIES B PREFERRED STOCK PURCHASE WARRANT


To:  NetRatings, Inc.

     1. The undersigned hereby elects to purchase _____ shares of Series B Preferred Stock ("Stock") of NetRatings, Inc. (the "Company") pursuant to the terms of the attached Warrant, and (check the applicable box):

/ / Tenders herewith payment of the exercise price in full and any transfer taxes payable pursuant to the terms of the Warrant in the form of cash or a certified or official bank check in same-day funds or by wire transfer in the amount of $________ for _______ Shares of Series B Preferred Stock.

/ / Elects the Net Issue Exercise option pursuant to Section 1(b) of the Warrant, and accordingly requests delivery of a net of ________ Shares of Series ___ Preferred Stock.

     2. The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock. The undersigned is sufficiently aware of the Company's business affairs and financial condition to reach and informed and knowledgeable decision to acquire the Stock.

     3. The undersigned understands that the shares of Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     4. The undersigned understands the instruments evidencing the Stock may bear the following legend, in addition to any legend required by applicable state securities laws:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT
     RELATED THERETO OR AN OPINION OF

     COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT
     SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF
     A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

     5. Please issue a certificate or certificates representing said shares of Stock in the name of the undersigned:

          Name:      ______________________________________________

          Address:   ______________________________________________


     6. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:

          Name:      ______________________________________________

          Address:   ______________________________________________




     IN WITNESS WHEREOF, the Warrant Holder has executed this Notice of Exercise effective this ___ day of _________, 199__.

                                      WARRANT HOLDER


                                      ________________________________________


                                      By: ____________________________________


                                      Name: __________________________________


                                      Title: _________________________________




                                       -2-